REGISTRATION RIGHTS AGREEMENT

        REGISTRATION RIGHTS AGREEMENT, dated as of March 30, 1998 (the "Agreement"), by and between CASTLE DENTAL CENTERS, INC., a Delaware corporation (the "Company"), and the parties listed on Exhibit A hereto (the "Holders").

        1. INTRODUCTION. Pursuant to that certain Master Contribution and Combination Agreement dated January 30, 1998 (the "Master Agreement"), the Holders were granted the right to acquire shares of the Company's Common Stock, $.001 par value per share ("Common Stock"). The Company has agreed to grant to the Holders certain registration rights with respect to the shares of Common Stock to be acquired by the Holders pursuant to the terms of the Master Agreement. Prior to the date hereof, the Company entered into a Registration Rights Agreement dated as of December 18, 1995, with purchasers of the Company's Convertible Preferred Stock (as defined below) and certain other parties, as may be amended from time to time but which has not been amended as of the date hereof (the "Original Registration Rights Agreement"), and other agreements regarding registration of Common Stock with other parties. Certain terms used herein which are not otherwise defined are defined in the Original Registration Rights Agreement as in effect on the date hereof.

         2. REGISTRATION UNDER SECURITIES ACT.

               2.1. REGISTRATION OF CALL SECURITIES ON REQUEST.

               (a) REQUEST. At any time the Holder or Holders of in excess of 50% of the Call Securities shall once have the right to request in writing that the Company effect an underwritten registration under the Securities Act of 1933, as amended (the "Securities Act") of all or part of such Holders' Call Securities. The Company will promptly give written notice of such requested registration to all other Holders of Call Securities, which Holders shall be entitled to include their Call Securities in such registration subject to Sections 2.1(b) and 2.1(g). Thereupon the Company will use its best efforts to effect the registrations under the Securities Act of:

               (i) the Call Securities which the Company has been so requested to register by such Holders; and

               (ii) subject to Sections 2.1(b) and 2.1(g), all other Call Securities which the Company has been requested to register by the Holders thereof by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Call Securities) all to the extent requisite to permit the disposition of the Call Securities so to be registered.

               (b) REGISTRATION OF OTHER SECURITIES. Whenever the Company shall effect a registration pursuant to this Section 2.1, no securities other than Call Securities shall be included among the securities covered by such
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registration unless (i) the managing underwriter of such offering, if applicable, shall have advised each Holder of Call Securities to be covered by such registration in writing that the inclusion of such other securities would not in the underwriter's reasonable judgment adversely affect such offering or
(ii) the Holders of a majority of Call Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities. Other than in connection with the Original Registration Rights Agreement (which right has been waived), the Company has not granted, and the Company will not grant, to any person at any time on or after the date hereof the right to be included among the securities registered pursuant to this
Section 2.1 that is inconsistent with the provisions of this Section 2.1(b).

               (c) REGISTRATION STATEMENT FORM. Registrations under this Section
2.1 shall be on such appropriate registration form or prospectus of the Commission (i) as shall be selected by the Company and as shall be reasonably acceptable to the Holders of more than 50% (by number of shares) of the Call Securities so to be registered and (ii) as shall permit the disposition of such Call Securities in accordance with the intended method or methods of disposition specified in their request for such registration.

               (d) EXPENSES. The Company will pay all Registration Expenses in connection with the registration requests made pursuant to this Section 2.1.

               (e) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected and shall not count as a requested registration pursuant to Section 2.1 (a) hereof (i) unless a registration statement with respect thereto has become effective and remains in effect consistent with the provisions of Section 2.1(c)(ii), (ii) if a registration statement has been filed with the Commission and prior to its becoming effective a majority of Holders of the Call Securities to be registered has decided to terminate the registration process, (iii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not the fault of a Holder of Call Securities and the Call Securities covered thereby have not been sold, or (iv) if the conditions to closing specified in the selling agreement or underwriting agreement, if applicable, entered into in connection with such registration are not satisfied or waived by the parties thereto other than a Holder of Call Securities.

               (f) UNDERWRITERS. Any registration effected pursuant to this
Section 2.1 shall at the election of the Holders of at least 50% of the Call Securities be an underwritten public offering on a firm commitment basis or a best efforts basis. The managing underwriter or underwriters thereof shall be selected by the Company and such underwriter as well as the price, terms and provisions of the offering shall be subject to the approval of the Company and the Holders of more than 50% (by number of shares) of the Call Securities to be so registered.

               (g) APPORTIONMENT IN REGISTRATIONS REQUESTED. If, in connection with a registration requested pursuant to this Section 2.1, the managing underwriter shall advise the Company in writing (with a copy to each Holder of Call Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders of more than 50% (by number of shares)

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of the Call Securities requested to be included in such registration, the number of securities that are otherwise entitled to be included in such registration shall be allocated in the following manner: the Call Securities requested to be included in such registration shall be reduced pro rata among the Holders thereof requesting such registration on the basis of the percentage of the Call Securities of the Company held by the Holders of Call Securities which have requested that such Call Securities be included. In connection with any registration as to which the provisions of this clause (g) apply, no securities other than Call Securities or shall be covered by such registration and if the pro ration as aforesaid results in the exclusion of in excess of 15% of the Call Securities originally sought to be registered, the request shall not be counted for purposes of determining the number of registrations pursuant to Section 2.1 hereof.

               2.2 "PIGGYBACK" REGISTRATIONS.

                      (a) RIGHT TO INCLUDE HOLDER SECURITIES. If the Company at any time proposes to register any Common Stock under the Securities Act (other than by a registration on Form S-4, Form S-8 or any successor or similar form, or in connection with a tender offer, merger, or other acquisition), for sale for its own account, and such Common Stock is to be distributed by or through one or more underwriters on a firm commitment basis, it will at such time give prompt written notice to all Holders of Holder Securities (as hereinafter defined) of its intention to do so and of such Holders' rights under this Section 2.2. Upon the written request of any such Holder made within 20 days after the date of any such notice given in accordance with Section 7 hereof, the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Holder Securities which the Company has been so requested to register by the Holders thereof, and to arrange for such underwriters to include all the Holder Securities to be offered and sold by such Holder among the Common Stock to be distributed by such underwriters, PROVIDED that if, at any time after giving written notice of its intention to register its Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of its Common Stock, the Company may, at its election, give written notice of such determination to each Holder of Holder Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Holder Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith or to include any Holder Securities in subsequent registrations), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Holder Securities for the same period as the delay in registering its Common Stock. The Holders of Holder Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters. Any such Holder of Holder Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, or agreements typical in an offering of such type, including those regarding such Holder, such Holder's Holder Securities and such Holder's intended method of distribution, any other written information supplied by such Holder to the Company specifically for use in the registration statement and any other representation required by law. The Company will pay all Registration Expenses in connection with each registration of Holder Securities requested pursuant to this Section 2.2.

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                      (b) APPORTIONMENT IN "PIGGYBACK" REGISTRATIONS. If the
managing underwriter of such underwritten offering shall inform the Company and the Holders of the Holder Securities requesting such registration in writing of its belief that the aggregate number of shares of Common Stock requested to be included in such registration (including any securities of other security holders of the Company included in such registration pursuant to the terms of the Original Registration Rights Agreement) exceeds the number which can be sold in (or during the time of) such offering or that the inclusion would adversely affect the marketing or the selling price of the Common Stock to be sold by the Company therein, then the Company may include all securities proposed by the Company to be sold for its own account and may decrease or eliminate the number of Holder Securities requested to be included in such registration to the extent necessary to reduce the number of shares of Common Stock to be included in the registration to the level recommended by the managing underwriter. In the event that such a reduction is necessary, the number of Holder Securities to be included in such registration shall be reduced, on a pro rata basis among Holders and the other parties requesting registration (other than holders of Registrable Inside Shareholder Securities and Registrable Securities)(based on the total number of shares of Common Stock owned by Holders and such other parties (but excluding for purposes of this calculation Common Stock which constitutes Registrable Inside Shareholder Securities and Registrable Securities) and requested to be included in such registration), prior to any reduction in the number of Registrable Inside Shareholder Securities and Registrable Securities to be included in such registration.

               2.3 REGISTRATION PROCEDURES. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Holder Securities under the Securities Act as provided in Section 2.1 or 2.2, the Company will as expeditiously as possible:

                      (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities at any time prior to the effective date of the registration statement relating thereto;

                      (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or for six months, whichever period is shorter;

                      (iii) furnish to each seller of Holder Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto, such number of copies of the prospectus contained in such registration statement (including each

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        preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                      (iv) use its best efforts to register or qualify all Holder Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction or subject itself to be required to pay any franchise or income taxes in any such jurisdiction;

                      (v) use its reasonable best efforts to cause all Holder Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Holder Securities;

                      (vi) furnish to each seller of Holder Securities a signed counterpart, addressed to such seller of:

                             (x) an opinion of counsel for the Company, dated
               the date of the closing under the underwriting agreement, reasonably satisfactory in form and substance to such underwriter, and

                             (y) a "comfort" letter, dated the effective date of
               such registration statement and dated the date of the closing under the underwriting agreement, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to each seller, to the extent the same can be reasonably obtained, and addressed to the underwriters, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities and such other financial matters as such seller or the underwriters may reasonably request;

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                      (vii) notify each seller of Holder Securities covered by
        such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Holder promptly prepare and furnish to such seller or Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the sellers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                      (viii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section ll(a) of the Securities Act;

                      (ix) provide and cause to be maintained a transfer agent and registrar for all Holder Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                      (x) use its best efforts to list all Holder Securities covered by such registration statement on any securities exchange on which any of the Company's Common Stock is then listed.

Notwithstanding the foregoing, the Company may defer its obligations under
Section 2.1 for a period of no more than 90 days in any 365-day period, if the Company's Board of Directors determines in good faith based upon a written opinion of counsel that filing such a registration statement would require a public disclosure by the Company, which disclosure would interfere with a material transaction then under consideration by the Company, provided that once such information has been publicly disclosed or such transaction terminated in all material respects, the Company shall promptly proceed to fulfill its obligations under Section 2.1.

               The Company may require each proposed seller of Holder Securities as to which any registration is being effected to promptly furnish the Company, as a condition precedent to including such Holder's Holder Securities in any registration, such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing

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               Each Holder of Holder Securities agrees by acquisition of such
Holder Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such Holder will forthwith discontinue its disposition of Holder Securities pursuant to the registration statement relating to such Holder Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Holder Securities at the time of receipt of such notice.

               2.4. UNDERWRITTEN OFFERINGS.

        If requested by the underwriters for any offering by Holders of Call Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, to Holders of more than 50% of the Call Securities included in such registration and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.6. The Holders of the Call Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable requests of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company or rights of such Holders. The Holders of Call Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Call Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders of Call Securities. Other than as required under
Section 2.3 hereof, any such Holder of Call Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements typical in an offering of this type, including those regarding such Holder, such Holder's Call Securities, and such Holder's intended method of distribution, any other information supplied by such Holder to the Company for use in the Registration Statement and any other representation required by law.

               2.5 PREPARATION: REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Holders of Holder Securities registered under such registration statement, their underwriters, if any, and their respective counsel (such counsel representing Holders to be appointed by the holders of more than 50% by number of shares of Common Stock being registered other than shares being registered by the Company) the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the

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independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

               2.6 INDEMNIFICATION.

                      (a) INDEMNIFICATION BY COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will indemnify and hold harmless the seller of any Holder Securities covered by such registration statement, its directors and officers, and each other Person, if any, who controls such seller within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such seller, specifically for use in the preparation thereof or (b) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus or in the final prospectus, which amendment, supplement or final prospectus is delivered to such seller and such seller thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of registered Holder Securities to the Person asserting such loss, claim, damage, liability or expense. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

                      (b) INDEMNIFICATION BY THE HOLDERS. The Holders will, and hereby do, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to any untrue statement or alleged untrue statement of any material

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fact in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder.

                      (c) NOTICE. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6, except to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                      (d) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

        2.7 ADJUSTMENTS AFFECTING HOLDER SECURITIES. The Company will not effect or permit to occur any combination or subdivision of shares which would adversely affect the ability of the holders of Holder Securities to include such Holder Securities in any registration of its

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securities contemplated by this Section 2 or the marketability of such Holder
Securities under any such registration.

        3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

CALL SECURITIES: Holder Securities acquired by a Holder upon conversion of the Class C Interest (as defined in the Master Agreement) upon the exercise by CDC of California, Inc., of CDC's Call Option (as defined in the Master Agreement").

COMMISSION: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

COMMON STOCK: Common Stock of the Company, $.001 par value per share, and stock of any other class with which such shares may hereafter have been exchanged or reclassified.

EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

HOLDERS:  The Holder and any permitted successors or assigns.

GULFSTAR WARRANT: The warrant to purchase 113,158 shares of the Company's Common Stock issued to GulfStar Investments, Ltd.

HOLDER SECURITIES: The Common Stock (a) issued to the Holders upon the conversion of the Class B Interests or Class C Interests (as defined in the Master Agreement) in Castle Dental Centers of California, L.L.C. pursuant to the B Merger or C Merger (as defined in the Master Agreement) in accordance with the terms of the Master Agreement and (b) issued to the Holders with respect to such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise upon any required adjustments.

        As to any particular Holder Securities, such securities shall cease to be Holder Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they are eligible for distribution to the public under Rule 144(k), or (d) they shall have ceased to be outstanding.

INSIDE SHAREHOLDERS: Jack H. Castle, Jr., as Trustee of the Castle 1995 Gift Trust f/b/o Jack H. Castle, Jr., Castle Interests, Ltd., Lisa G. Castle Donnell, as Trustee of the Castle 1995 Gift Trust

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f/b/o Lisa G. Castle Donnell, Jack H. Castle, D.D.S., Loretta M. Castle and
GulfStar Investments, Ltd.

PERSON: A corporation, an association, a partnership, a business or other business entity, an individual, a governmental or political sub-division thereof or a governmental agency.

REGISTRABLE INSIDE SHAREHOLDER SECURITIES: All shares of Common Stock held by the Inside Shareholders on the date hereof and any shares of Common Stock issuable upon exercise of the GulfStar Warrant or (b) securities issued or issuable with respect to such GulfStar Warrant or Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise upon any required adjustments.

REGISTRABLE SECURITIES: The Common Stock issuable upon the conversion of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Convertible Preferred Stock") and any (a) Convertible Preferred Stock or (b) securities issued or issuable with respect to such Convertible Preferred Stock or Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise upon any required adjustments.

REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one counsel (except in the event of a conflict of interest, then such number of counsel as is appropriate to resolve such conflict) retained by the holder or holders of more than 50% by number of shares of Common Stock being registered other than shares registered by the Company, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of the Registrable Securities and the Holder Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, including reasonable fees of underwriters counsel including qualification of securities under blue sky laws, but excluding all agency fees and commissions, underwriting discounts and commissions and transfer taxes, if any, applicable to the Holders Securities.

SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        4. RULE 144. The Company will file the reports required to be filed by it, and in the manner required to be filed by it, under the Securities Act and the Exchange Act (or, if the

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
Company is not required to file such reports, will, upon the request of any Holder of Holder Securities, make publicly available other information) and will take such further action as any Holder of Holder Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Holder Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission ("Rule 144"). Upon the request of any Holder of Holder Securities, the Company will deliver to such Holder a written statement certifying whether it has complied with such requirements.

        5. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 66-2/3% or more (by number of shares) of Holder Securities. Each holder of any Holder Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Holder Securities shall have been marked to indicate such consent.

        6. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Holder Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may upon the giving of written notice to the Company, at its election, be treated as the Holder of such Holder Securities for purposes of any request or other action by any Holder or Holders of Holder Securities pursuant to this Agreement or any determination of any number or percentage of shares of Holder Securities held by any Holder or Holders of Holder Securities contemplated by this Agreement. The Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Holder Securities.

        7. NOTICES. All communications provided for hereunder shall be sent by first-class mail, overnight courier or personal delivery and (a) if addressed to a party other than the Company, addressed to such party at the address set forth on the signature page hereof, or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to any other Holder of Holder Securities, at the address that such Holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Holder Securities who has furnished an address to the Company with a copy to: Barry H. Lawrence, Esq., Kaye, Scholer, Fierman, Hayes & Handler, LLP, 1999 Avenue of the Stars, Suite 1600, Los Angeles, California 90067, or (c) if addressed to the Company, at 1360 Post Oak Boulevard, Suite 1300, Houston, Texas 77056, to the attention of its President, or to the attention of such other officer, as the Company shall have furnished to each Holder of Securities at the time outstanding.

        8. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Holder Securities.

        9. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

        10. GOVERNING LAW. This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the state of Delaware.

        11. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

        12. EXTENSION OF ADDITIONAL REGISTRATION RIGHTS. The Holders acknowledge that the Company retains the right to extend the same or similar registration rights to other holders of its securities, and that such action by the Company shall not constitute a breach of or a default under this Agreement. It is the intent of the parties hereto that this Agreement be read consistently with the Original Registration Rights Agreement, but in the event of a conflict therewith, except as provided in Section 2.1 hereof, the provisions of the Original Registration Rights Agreement shall control.

        13. LOCK-UP AGREEMENT. If requested in writing by the underwriters for any underwritten public offering of securities of the Company, the Holders shall agree not to sell publicly any shares of Common Stock (other than Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than 180 days following the effective date of the registration statement relating to such offering.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                    CASTLE DENTAL CENTERS, INC.

                                    By:________________________
                                    John M. Slack, Vice President and
                                     Chief Financial Officer

                                    HOLDERS:

                                    ____________________________________________
                                    Jeffrey D. Schechter, D.D.S., Individually

                                    ____________________________________________
                                    S. Alexander Soleimani, D.M.D., Individually

                                    ____________________________________________
                                    Martin Schechter, D.D.S., Individually

                                    ____________________________________________
                                    Elliot Schlang, D.D.S., Individually

                                    DENTAL ADVISORY GROUP, LLC
                                    a California limited liability company

                                    By:______________________________________
                                    Name:___________________________________
                                    Title:____________________________________

                                    ____________________________________________
                                    Julie D'Aguanno, Individually

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